                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: December 22, 1999                  Commission File No. 1-11388
                -----------------                                     --------
(Date of earliest event reported)


                                PLC SYSTEMS INC.
                                ----------------
             (Exact name of Registrant as specified in its Charter)


Yukon Territory, Canada                                             04-3153858
-------------------------------                                     ----------
(State or other jurisdiction of               (IRS Employer Identification No.)
incorporation or organization)

10 Forge Park, Franklin, Massachusetts                                 02038
---------------------------------------                              ---------
(Address of principal executive offices)                             (Zip Code)

                                 (508) 541-8800
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On December 22, 1999, PLC Systems Inc. (the "Company") issued a press release announcing the appointment of Mark R. Tauscher as president, chief executive officer and a director of the Company. A copy of the press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  EXHIBITS

99.1          Press release dated December 22, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 30, 1999               PLC SYSTEMS INC.



                                       /s/ James G. Thomasch
                                       --------------------------------------
                                       James G. Thomasch
                                       Senior Vice President, Finance and
                                       Administration


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                                INDEX TO EXHIBITS


EXHIBIT
  NO.             DESCRIPTION
-------           -----------
99.1              Press release dated December 22, 1999.



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